UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2024

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual General Meeting of Shareholders of Everest Group, Ltd. (the "Company") was held on May 15, 2024.

The shareholders elected Director nominees John J. Amore, Juan C. Andrade, William F. Galtney, Jr., John A. Graf, Meryl Hartzband, Gerri Losquadro, Hazel McNeilage, Roger M. Singer, and Joseph V. Taranto; appointed KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and approved, by non-binding advisory vote, the 2023 compensation paid to the Company’s Named Executive Officers.

The votes cast with respect to each such matter were as follows:

Total Shares Represented at the Meeting in Person or Proxy: 44,598,813

	VOTES FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Election of directors to serve a one-year period to expire at the end of the 2025 Annual General Meeting of Shareholders

John J. Amore	41,201,663	1,863,882	22,630	1,510,421	217
Juan C. Andrade	42,318,858	746,509	22,808	1,510,421	217
William F. Galtney Jr.	41,049,681	2,015,211	23,283	1,510,421	217
John A. Graf	42,294,205	736,686	57,284	1,510,421	217
Meryl Hartzband	42,434,101	630,179	23,895	1,510,421	217
Gerri Losquadro	41,974,710	1,090,133	23,332	1,510,421	217
Hazel McNeilage	42,511,543	553,853	22,779	1,510,421	217
Roger M. Singer	41,403,603	1,662,083	22,489	1,510,421	217
Joseph V. Taranto	41,056,066	2,009,481	22,628	1,510,421	217

Appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2024	44,050,603	512,754	35,239	—	217

Approval, by non-binding advisory vote, of the 2023 compensation paid to the Company’s Named Executive Officers	40,192,415	2,862,441	33,319	1,510,421	217

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

By:	/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: May 16, 2024